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                                                                     Exhibit 1.1

                         MARRIOTT INTERNATIONAL, INC.

                                Debt Securities

              UNDERWRITING AGREEMENT GENERAL TERMS AND PROVISIONS
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                                                              September 15, 1999


          Marriott International, Inc., a Delaware corporation (the "Company"), proposes to enter into a Terms Agreement in the form of Annex I hereto (the
                                                        -------
"Terms Agreement"), which incorporates by reference these Underwriting Agreement General Terms and Provisions, and subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the
                                                            ----------
Terms Agreement (such firms constituting the "Underwriters" with respect to the Terms Agreement and the securities specified therein) certain of its debt securities specified in Schedule II to the Terms Agreement (the "Securities").
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The representative or representatives of the Underwriters, if any, specified in the Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement shall mean the Underwriters.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 (File No. 333-77093), and any amendments thereto, with respect to the Securities have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act. The Indenture pursuant to which the Securities will be issued (the "Indenture") has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement when it became effective under the Securities Act, and as from time to time amended or supplemented thereafter at the time of effectiveness of such amendment or filing of such supplement with the Commission (including all documents incorporated therein by reference); "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and "Prospectus" means the Basic Prospectus, together with any amendment or supplements thereto, as first filed with the Commission pursuant to paragraph (2) or (5) of Rule 424(b)

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          of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement and any amendment thereto, as of their respective effective dates, and the Prospectus, as of its issue date, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement and any amendment thereto, as of their respective effective dates (and, if an Annual Report on Form 10-K of the Company has been filed subsequent to the effective date of the Registration Statement, as of the date of filing of the most recent such Annual Report on Form 10-K), did not contain or will not contain, as the case may be, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Prospectus does not and will not as of the Delivery Date (as hereinafter defined) contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of the Securities through the Representatives expressly for use in the Prospectus or as to any statement in or omissions from the statement of eligibility and qualifications on Form T-1 of the Trustee under the Trust Indenture Act.

               (c) The documents, if any, incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and none of such documents, when read together with the other information in the Prospectus, as of the issue date of the Prospectus, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus when such documents are filed with the Commission, as the case may be, will comply as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, will not as of their respective filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of the Securities through the Representatives expressly for use in the Prospectus.

               (d) The Company and each of its subsidiaries (as defined in Section 13) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to so qualify would or could reasonably be expected to have a material adverse effect on the business or the

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          condition (financial or otherwise) or on the earnings or business affairs of the Company and its subsidiaries as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

               (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Historical" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, warrants, agreements, options, employee benefit plans or the exercise of convertible securities referred to in the Prospectus and except for share repurchases by the Company consistent with disclosure in the Prospectus). All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims that would not, in the aggregate, have a Material Averse Effect.

               (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and compliance by the Company with the provisions of the Indenture and the Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults that would not result in a Material Adverse Effect, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations that would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby.

               (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or to require the Company to file any other registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person as a result of the filing of the Registration Statement or the issuance of any Securities or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

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               (h)  The Indenture has been duly authorized, executed and
          delivered by the Company and (assuming the due execution and delivery thereof by the trustee under the Indenture (the "Trustee")) will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Securities have been duly authorized, and, upon execution by the Company and authentication by the Trustee in the manner provided in the Indenture and delivery against payment therefor as provided herein, will be validly issued and outstanding, and will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (i) Except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would or could reasonably be expected to have a Material Adverse Effect; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change or development which has had a Material Adverse Effect.

               (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and (except to the extent, if any, otherwise disclosed therein) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (k) Arthur Andersen LLP ("Arthur Andersen"), who have certified certain financial statements of the Company and whose report appears or is incorporated by reference in the Prospectus, are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the Securities Act during the periods covered by the financial statements on which they reported contained in the Prospectus.

               (l) Except as described in the Prospectus or the documents incorporated therein by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would or could reasonably be expected to have a Material Adverse Effect or which is required to be described in the Prospectus; and to

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          the knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

               (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed or incorporated by reference as exhibits to the Registration Statement.

               (n) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have a Material Adverse Effect.

          2. Purchase and Offering of Securities; Terms Agreement. The obligation of the Underwriters to purchase, and the Company to sell, the Securities will be evidenced by a Terms Agreement delivered at the time the Company determines to sell the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the principal amount of the Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Securities, the public offering price, if any, of the Securities, certain terms thereof and the Underwriters, compensation therefor, any of the terms of the Securities not already specified in the Indenture (including, but not limited to, designations, denominations, interest rate or rates (and method of calculation thereof) and payment dates, maturity, redemption provisions and sinking fund requirements) and the written information that has been furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus. The Terms Agreement also specifies any details of the terms of the offering which should be reflected in a post-effective amendment to the Registration Statement or the supplement to the Prospectus relating to the offering of the Securities.

          3. Delivery of and Payment for the Securities. The Company shall not be obligated to deliver any Securities except upon payment for all the Securities to be purchased pursuant to this Agreement as hereinafter provided.

          Delivery of and payment for the Securities shall be made at the office of the Representatives at such address and time as may be specified in the Terms Agreement. This date and time are sometimes referred to as the "Delivery Date". On the Delivery Date, the Company shall deliver the Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by such type of funds as shall be specified in the Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a

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further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be in definitive form to the extent practicable and registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Securities, the Company shall make the Securities available for inspection by the Representatives in New York, New York, not later than 5:00 P.M., New York City time, on the business day prior to the Delivery Date.

          4.  Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus relating to the Securities in a form approved by the Representatives and to file such Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations not later than the close of business on the second business day following the execution and delivery of the Terms Agreement; and to timely file with the Commission during any period in which, in the reasonable opinion of counsel for the Representatives, any Prospectus that is required by law to be delivered in connection with sales of the Securities, all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (b) To advise the Representatives, promptly after it receives notice thereof, of (i) the time when any post-effective amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with such number of copies thereof as the Representatives may reasonably request; (ii) the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose;
     (iii) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus (including any document incorporated therein by reference) or for additional information; and (iv) during any period prior to the expiration of nine months after the date of issue of the Prospectus in which, in the reasonable opinion of counsel for the Representatives, a prospectus relating to the Securities is required to be delivered under the Securities Act, the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any statement of a material fact therein not misleading;

          (c) In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to make every reasonable effort to obtain its withdrawal;

          (d) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto, a copy of each Prospectus filed with the Commission, including all supplements thereto and all documents incorporated therein by reference and all consents and exhibits filed therewith;

          (e) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than the computation of the ratio of earnings to fixed charges, the

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     Indenture and this Agreement), (ii) each Preliminary Prospectus, the
     Prospectus and any amended or supplemented Prospectus and (iii) any documents incorporated by reference in the Prospectus; and if, during any period prior to the expiration of nine months after the date of issue of the Prospectus in which, in the reasonable opinion of counsel for the Representatives, a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and to promptly prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with the Securities at any time nine months or more after the date of issue of the Prospectus, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

          (f) To file promptly with the Commission any amendment to the Registration Statement, or the Prospectus or any supplement to the Prospectus, that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (g) During any period prior to the expiration of nine months after the date of issue of the Prospectus in which, in the reasonable opinion of counsel for the Representatives, a prospectus relating to the Securities is required to be delivered under the Securities Act, prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, or (ii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Representatives and not to file any such document to which the Representatives shall reasonably object after having been given reasonable notice of the proposed filing thereof;

          (h) As soon as practicable, to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries (which need not be audited), complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158) covering the period beginning not later than the first day of the fiscal quarter next following each date which (i) under Section 11(a) of the Securities Act and the Rules and Regulations is an "effective date" (as defined in Rule 158) of the Registration Statement for purposes of said Section 11(a) and (ii) is not later than the Delivery Date;

          (i) For one year after the Delivery Date, to furnish to the Representatives, as they may reasonably request, and, upon request, to each of the Underwriters, if any, as soon as practicable after the end of each fiscal year, such number of copies as the Representatives shall reasonably request of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to any national securities exchange pursuant to requirements of or agreements with such exchange or to the Commission pursuant to

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     the Exchange Act or any rule or regulation of the Commission thereunder and from time to time, such other information concerning the Company as the Representatives may reasonably request;

          (j) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or subject itself to liability or expense which is disproportionate to the benefit to be realized by so qualifying the Securities in such jurisdiction;

          (k) During the period beginning on the date of the Terms Agreement and continuing to the Delivery Date, not to offer or sell, or cause to be offered and sold without the prior consent of the Representatives, any debt securities which are substantially similar to the Securities; and

          (l) Promptly from time to time to take all reasonable action necessary to enable Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), as applicable, to provide their respective credit ratings of the Securities.

          5. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (f) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(j); (g) the fees paid to rating agencies in connection with the rating of the Securities; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that except as provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters, and the Company shall pay the fees and expenses of its counsel and any transfer taxes payable in connection with its sale of Securities to the Underwriters.

          6. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder with respect to the Securities are subject to the accuracy, on the date of the Terms Agreement and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance of the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional

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     information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) The Company's Law Department, as counsel to the Company, shall have furnished to the Representatives a written opinion signed on behalf of the Law Department by the Company's general counsel, deputy general counsel, or associate or assistant general counsel responsible for corporate finance, addressed to the Underwriters, and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives to the effect that:

               (i) The Company and each of its consolidated subsidiaries (the "Designated Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in the Prospectus except, in each case, where the failure to so qualify would not result in a Material Adverse Effect;

               (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Historical" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, warrants, agreements, options, employee benefit plans or the exercise of convertible securities referred to in the Prospectus and except for share repurchases by the Company consistent with disclosure in the Prospectus). All of the issued shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims that would not, in the aggregate, have a Material Adverse Effect;

               (iii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms;

               (iv) The form of certificate representing the Securities is in the form contemplated by the Indenture; the Securities have been duly authorized, executed, issued and delivered by the Company, and assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

               (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending by the Commission;

               (vi) The Registration Statement and any further amendments thereto made by the Company on or prior to the date of the Terms Agreement, as of their respective effective dates, and the Prospectus, as of its issue date, complied in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations under said Acts, and all documents incorporated by reference therein complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder (except that in each case such counsel need express no opinion with respect to the financial statements and related schedules and other financial data included therein); and the Indenture complies in all material respects with the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

               (vii) The Securities and the Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus;

               (viii) To such counsel's knowledge and other than as described in the Prospectus or the documents incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would or could reasonably be expected to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

               (ix) The Terms Agreement (including the provisions of this Agreement) has been duly authorized, executed and delivered by the Company; and

               (x) The issuance and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Terms Agreement (including the provisions of this Agreement) and the Indenture and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults that would not result in a Material Adverse Effect, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations that would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Designated Subsidiary; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby.

     In addition, such opinion shall state that the signatory thereto is the general counsel, the deputy general counsel or the associate or assistant general counsel responsible for finance and securities matters, of the Company and that Law Department lawyers have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the Representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such signatory which lead him to believe that the Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), as of its respective effective or filing date (or, if an Annual Report on Form 10-K of the Company has been filed subsequent to the effective date thereof, as of the date of filing of the most recent such Annual Report on Form 10-K), as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein) as of the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that, in each case, such opinion need express no comment with respect to the financial statements and related schedules or other financial data included in the Registration Statement or the Prospectus).

          In rendering such opinion, such signatory may (i) state that the opinion is limited to matters governed by the federal laws of the United States of America, and the General Corporation Law of the State of Delaware, and such signatory may rely as to matters of New York law upon the opinion of Piper & Marbury L.L.P. , counsel for the Underwriters, (ii) rely as to matters of fact upon certificates of officers of the Company and its subsidiaries; provided that such signatory shall furnish copies thereof to the Representatives and state that they believe that the Underwriters and they are justified in relying upon such certificates, and (iii) state that their opinions set forth in subparagraphs (iii) and (iv) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (e) The Representatives shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a letter (as used in this paragraph, the "letter") of Arthur Andersen, addressed to the Underwriters and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the letter, or for specified financial information given in the Prospectus, as of a date not more than five business days prior to the date of the letter, the conclusions and findings of such firm with respect to the financial information and other matters covered by the letter;

          (g) The Company shall have furnished to the Representatives a certificate, dated the Delivery Date, of its chief financial and accounting officers stating that:

                    (i)  The representations and warranties of the Company in
          Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 6(a), 6(h) and 6(j) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of its effective date (or, if an Annual Report on Form 10-K of the Company has been filed subsequent to the effective date thereof, as of the date of filing of the most recent such Annual Report on Form 10-K) the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any (i) loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus at the date hereof or (ii) since such date there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (otherwise than as set forth or contemplated in the Prospectus) or any change or development which has had a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus at the date hereof, the effect of which, in any such case described in clause
     (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated herein or in the Prospectus.

          (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc., the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it in each such case, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated herein or in the Prospectus.

          (j)  On the Delivery Date, unless otherwise provided in Schedule II to
                                                                  -----------
     the Terms Agreement, the Securities shall be rated at least Baa1 by Moody's Investor's Service Inc. and BBB+ by Standard & Poor's Corporation, and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          7.   Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and such indemnified party shall have been advised by such counsel that the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (ii) the indemnifying party has failed to assume the defense of such action within a reasonable period of time, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm or attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 7 consist of any Underwriter or any of their respective controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Section 7(a) and 7(b), shall use its best efforts to cooperate with the indemnifying party in the defense of such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Terms Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under the Terms Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The agreements contained in this Section 7 and the representations, warranties and agreements of the Company in Sections 1 and 4 shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          8. Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Securities set forth in the Terms Agreement to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the total principal amount of the Securities set forth therein; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Delivery Date if the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total principal amount of the Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities set forth in the Terms Agreement to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          9. Effective Date and Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, the events described in any of Section 6(h), 6(i) or 6(j) shall have occurred.

          10. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          11. Notices, etc. The Company shall be entitled to act and rely upon any request, consent, notice or agreement on behalf of the Representatives. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by any standard form of telecommunication addressed to the Representatives at such address and time as may be specified in the Terms Agreement, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by any standard form of telecommunication to the address of the Company set forth in the Registration Statement, Attention: Treasurer (Dept. 52/924.11), with a copy to the same address, Attention: Law Department-Corporate Finance (Dept. 52/923.23).

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NYSE is open for trading and (b) "subsidiary" means a consolidated subsidiary of the Company that falls within the meaning set forth in Rule 405 of the Rules and Regulations.

          14. Governing Law. This Agreement (including the Terms Agreement) shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

          15. Counterparts. The Terms Agreement may be executed in one or more counterparts and, and if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         ANNEX I

                                Terms Agreement
                                ---------------



[names of underwriter(s)]
c/o [name of underwriter]

                                                       [Date]

Dear Ladies and Gentlemen:

          Marriott International, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Provisions (the "Terms and Provisions") attached hereto, to issue and sell to each of the Underwriters named in Schedule
                                                                        --------
I hereto (the "Underwriters"), and each of the Underwriters agrees, severally
-
and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the
                                                -----------
principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto. Each of the provisions of the Terms and Provisions is
   ----------
incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Terms and Provisions so incorporated by reference shall be deemed to refer to you. Terms defined in the Terms and Provisions and the address of the Representatives referred to in Section 11 of the Terms and Provisions and the address of the Representatives referred to in such Section 11 are set forth in
Schedule II hereto.
-----------

          The Representatives hereby confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth under the caption "_____________" in the Company's Prospectus Supplement dated ____________ __, ____ to the Company's Prospectus dated ____________ __, ____ relating to the Securities (the "Prospectus Supplement") constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Prospectus Supplement.

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Terms and Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                             Very truly yours,


                                             MARRIOTT INTERNATIONAL, INC.


                                             By: ____________________
                                             Name:
                                             Title:



Accepted as of the date hereof:

[NAME(S) OF UNDERWRITER(S)]

By:  [NAME OF UNDERWRITER]


By: _____________________
Name:
Title:

                                  Schedule I
                                  ----------


                                            Principal Amount of
Underwriter                              Securities to be Purchased
-----------                              --------------------------

[NAMES OF UNDERWRITERS]...............        $




     Total............................        $
                                              -

                                  Schedule II
                                  -----------

Representatives:

Underwriting Agreement dated:

Registration Statement No.:

Title of Securities:

Aggregate principal amount:        $_____________

Price to Public:

Underwriting Discount:             ___%

Indenture:

Date of Maturity:

Interest Rate:

Interest Payment Dates:

Redemption Provisions:

Sinking Fund Provisions:

Other Provisions:                  As specified in the Prospectus Supplement
                                   dated _______________ __, ____ relating to
                                   the Securities.

Securities Exchange:

Closing Date and Delivery Date:

Closing Location:

Address for Notices
  to Underwriters: